UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 5, 2007

TRANE INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11415	13-3465896
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Centennial Avenue, P.O. Box 6820, Piscataway, NJ	08855-6820
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 980-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e).	Compensatory Arrangements for Certain Officers

On December 5, 2007, the Management Development and Compensation Committee of Trane Inc. approved the payment in 2007 of the following special, non-recurring bonuses to two of our named executive officers:

G. Peter D’Aloia Senior Vice President and Chief Financial Officer	$1,020,000
Lawrence B. Costello Senior Vice President, Human Resources	$722,500

The Committee approved these discretionary bonuses in recognition of each of these officers’ contributions in connection with the successful completion of our separation plan, which resulted in the spin-off of our vehicle controls systems business as an independent publicly traded company (WABCO Holdings Inc.) on July 31, 2007 and the consummation of the sale of our bath and kitchen business on October 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANE INC.

By:	/s/ Mary Elizabeth Gustafsson
Name:	Mary Elizabeth Gustafsson
Title:	Senior Vice President, General Counsel and Secretary

DATE: December 11, 2007